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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2002

Aquila, Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-03562 (Commission File Number)	44-0541877 (IRS Employer Identification No.)
20 West 9th, Kansas City, Missouri (Address of principal executive offices)	64105 (Zip Code)
Registrant's telephone number including area code:	(816) 421-6600
(Former name or former address, if changed since last report):	Not Applicable

Item 5. Other Events

On August 14, 2002, Robert K. Green, the President and Chief Executive Officer of Aquila, Inc., and Dan Streek, the Chief Financial Officer of Aquila, Inc., each delivered for filing a "Statement Under Oath Regarding Facts and Circumstances Relating to Exchange Act Filings" to the Securities and Exchange Commission ("SEC") as required by Order 4-460 issued by the SEC on June 27, 2002. Each of the statements was in the form prescribed by the SEC without modification or qualification. Copies of these Statements are filed as Exhibits to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

(c)	Exhibit—99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings executed by Robert K. Green, President and Chief Executive Officer of Aquila, Inc.
	Exhibit—99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings executed by Dan Streek, Chief Financial Officer of Aquila, Inc.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aquila, Inc.

By:        /s/ Dan Streek
      Dan Streek
      Chief Financial Officer

      Date: August 14, 2002

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Signatures